Exhibit 99.1

INVESTOR BRIEFING DOCUMENT A GLOBAL LEADER IN CRITICAL INFRASTRUCTURE SOLUTIONS DARKPULSE INC CONFIDENTIAL

DISCLAIMER DARKPULSE INC. | BRIEFING DOCUMENT 2 CONFIDENTIAL Disclaimer: This presentation is not, and nothing in it should be construed as, an offer, invitation or recommendation in respect of any of the Company’s securities, or an offer, invitation or recommendation to sell, or a solicitation of an offer to buy, the facilities or any of the Company’s securities in any jurisdiction Neither this presentation nor anything in it shall form the basis of any contract or commitment. This presentation is not intended to be relied upon as advice to investors or potential investors and does not ta ke into account the investment objectives, financial situation or needs of any investor. All investors should consider such factors i n consultation with a professional advisor of their choosing when deciding if an investment is appropriate. The Company has pre par ed this presentation based on information available to it, including information derived from public sources that have not been independently verified. No representation or warranty, express or implied, is provided in relation to the fairness, accuracy, correctness, completeness or reliability of the information, opinions or conclusions expressed herein. These projections shou ld not be considered a comprehensive representation of the Company’s cash generation performance. The financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit proces ses . This financial information has not been adjusted to reflect the outcome of any reorganization of the Company’s capital struct ure , the resolution or impairment of any pre - petition obligations, and does not reflect fresh start accounting which the Company may be required to adopt. All forward – looking statements attributable to the Company or persons acting on its behalf apply only as of t he date of this document, and are expressly qualified in their entirety by the cautionary statements included elsewhere in this document. The financial projections are preliminary and subject to change; the Company undertakes no obligation to update or revise these forward – looking statements to reflect events or circumstances that arise after the date made or to reflect the occu rrence of unanticipated events. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may af fec t the ultimate financial results. Projections are inherently subject to substantial and numerous uncertainties and to a wide va rie ty of significant business, economic and competitive risks, and the assumptions underlying the projections may be inaccurate in any material respect. Therefore, the actual results achieved may vary significantly from the forecasts, and the variations may be ma terial.

01 Key Investment Highlights

Launched the world’s first intelligent bridge in Marysville, CA by installing our sensor technology for the California Division of Transportation (“CALTRANS”) and creating a digital twin into what is now being called the Industrial Metaverse Created a digital twin of the Honcut Bridge in Marysville, CA with VR capable user interface utilizing a game engine to offer customers a full AR/VR experience of their infrastructure, such as bridges, roadways, buildings, with integration into supervisory control and data acquisition (“SCADA”) systems as an added value . Completed work of new hardware design with integrated pulse generator eliminating the use of competing technology for deployments of our systems. We are beginning the design of an integrated PC for the same reasons. Secured office space in Houston, TX for its global headquarters . This is strategic for several reasons including Houston being a major business hub as well as a consolidated market for major companies in the oil and gas industry . RECENT ACHIEVEMENTS 2022 DARKPULSE INC. | BRIEFING DOCUMENT 4 NEW HARDWARE DESIGN SECURED OFFICE SPACE LAUNCHED WORLD’S FIRST INTELLIGENT BRIDGE VR CAPABLE USER INTERFACE CONFIDENTIAL

02 Business Overview

DARKPULSE INC. | BRIEFING DOCUMENT 6 DARKPULSE AT A GLANCE DarkPulse poses a unique investment opportunity due to its diﬀerentiated, market leading and patented technology that is positioned for signiﬁcant and rapid growth Business Overview • DarkPulse patented sensing technology enables continuous, real time measurements of temperature and strain. • Allows users to identify issues earlier and visualise problems with minimal downtime or disruption to their operations. • Technology is applicable to live, dynamic critical infrastructure and structural monitoring, including bridges & roadways, buildings, pipeline monitoring, perimeter and structural health monitoring, aircraft structural components and mining safety. • Well established in a number of sectors due to its subsidiary companies and proprietary technology has the potential to be applied to many other growth sectors. • Global operations footprint supported by Houston - based sales team consisting of sales and engineering experts to aid in the sales efforts of our patented BOTDA sensing system hardware • CY2022 revenues of $9.3M with a growing pipeline and consolidated estimated revenues in 2023 of $46.053M Business segments encompassing solutions across a number of sectors: ENERGY & UTILITIES INFRASTRUCTURE & TRANSPORT TELECOMS TECHNOLOGY CONFIDENTIAL

ABOVE & BELOW GROUND SOLUTIONS END TO END SOLUTIONS DIVERSE RANGE OF APPLICATIONS FULLY INTEGRATED VR USER INTERFACE BEST IN CLASS PROTECTION IN REAL - TIME DARKPULSE INC. | BRIEFING DOCUMENT 7 THE DARKPULSE DIFFERENCE CONFIDENTIAL

DARKPULSE INC. | COMPANY OVERVIEW 8 OUR GLOBAL LOCATIONS 4 HOUSTON UK AZERBAIJAN MIDDLE EAST INDIA TURKEY EMPLOYEES ACROSS 133 GLOBAL FACILITIES 6 PROJECTS COMPLETED WORLDWIDE 1000 + CONFIDENTIAL

CONFIDENTIAL

BUSINESS EVOLUTION

Founded
DarkPulse Inc. was founded by Dennis O'Leary and started as a spinout from the University of New Brunswick in Canada.

2018

Patents
Updated patent ownership information to aid in the marketing of products

2021

Subsidiary Acquisitions
Purchased subsidiaries: Optilan, Remote Intelligence and Wildlife Specialists in Q3 and TJM Electronics West and TerraData in Q4

2021

Headquarters Secured
Secured National Headquarters Location in Houston, TX in February

2021

SPAC Acquisition
Acquisition of SPAC, Global System Dynamics by way of sponsor shares in October 2022

2022

Joins ASPIRE to advance EVs
Joins Utah State University's Advancing Sustainability through Powered Infrastructure for Roadway Electrification (ASPIRE) NSF Engineering Research Center

2022

Launch
DarkPulse Aero launched

2023

Ongoing investment in IP portfolio and business development

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CONFIDENTIAL

MEET THE LEADERSHIP TEAM



DENNIS O'LEARY

Chief Executive Officer & Chairman

Dennis O'Leary is the founder, Chairman, and CEO. of DarkPulse, Inc.

For more than a decade, he has worked to perfect his patented DarkPulse based Brillouin Optical Time Domain Analysis (BOTDA) sensing technology and has grown DarkPulse into a major operator in the smart cities sector – including smart road initiatives, electric vehicles, and infrastructure technology across the global landscape.



DR ANTHONY BROWN

Chief Science Officer
Board Member

Dr. Brown has more than 10 years of research and lecturing experience gained at the University of New Brunswick, focussing primarily on the development of Brillouin scattering based distributed fibre optic sensor technology. During his tenure at the university he has been instrumental in developing numerous patents in the field of fibre optic sensing. He holds a PhD in Physics and a BSc in Physics, both from the University of New Brunswick.



CARL ECKEL

Director
Board Member

Mr. Eckel is a U.S. military veteran with over 35 years of defense communications system development and support experience. Mr. Eckel's career begin in the field of telecommunications operations and continued to evolve with the rapid advancements in telecommunications technologies.



DR. JOSEPH CATALINO

Chief Operating Officer

Dr. Joseph Catalino joined DarkPulse in 2021 as the Chief Strategy Officer where he is responsible for corporate strategy, development, and long-term planning. He is a business operations and management expert who relishes in challenging, high-impact projects. Catalino brings executive experience from both the public and private sectors.



RICK GIBSON

Director Strategic Initiatives

Rick Gibson has had 46year career building businesses, founded/co-founded several successful technology companies and advised over (75) others. Rick is a Senior Investor Partner at Sustainability Partners (SP), an investor in large infrastructure projects for municipalities, universities, schools, hospitals, airports and other public entities. SP has dozens of well-known customers with over $500M in projects underway.

Rick has been an investor, advisor or board member in dozens of innovation companies and his knowledge and expertise in the infrastructure space is unparalleled.



FAISAL FAROOQUI

Director APAC & MENA

Faisal Farooqui is seasoned professional with two decades of diverse experience revolving around technology advancements and business development.

Mr. Farooqui has in-depth knowledge and Catalano is skilled in technology solution design and development (software, firmware & hardware), business development, revenue planning, operations, vendor development & procurement, team building, client relations & project management. He is an expert with Asia and Middle Eastern territory.

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CONFIDENTIAL

HOW WE WORK TOGETHER

EXAMPLE OFFSHORE WIND PROJECT – E2E SOLUTION PROVISION

PRE-PROJECT & PLANNING	DESIGN, PROJECT MANAGEMENT & SYSTEM INTEGRATION	INSTALLATION, COMMISSIONING & MAINTENANCE	MONITORING & MAINTENANCE
Pre-project, environmental, wildlife and sea life assessments are undertaken by **DarkPulse Aero** using UAVs to assist with planning consents or build stage surveying requirements. Continued site monitoring can be performed through tailored solutions from the team as well as providing ongoing pilot training and maintenance support during operation.	**DarkPulse** patented BOTDA installs can monitor offshore cable operability, blade condition and turbine peripheral health. Through **Optilan**, **DarkPulse** can also offer security and communication system design, integration and turnkey project management can also be offered.	**Optilan** offer installation, commissioning and operational maintenance services through their worldwide field service resources and partnerships. The DarkPulse group aim to offer an end-to-end service to a problem statement or defined project scope.	**DarkPulse Electronics Manufacturing** manufacture sensors and lightning detectors for inside blades to accurately measure and analyse lightning strikes as well as warning operators. There is also the inhouse capabilities to design and manufacturer bespoke electronic componentry for external customers.

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03 Business Segments Overview

DARKPULSE INC. | BRIEFING DOCUMENT 13 BUSINESS SEGMENTS 10.8% Global CAGR 2018 - 2030 Global railway projects pipeline $5.90trillion Key Stats Customers INFRASTRUCTURE & TRANSPORT Key Stats 46% Growth in global energy demand to 2050 30 + Oil & Gas client case studies with one subsidiary 8.4% CAGR from 2021 to 2030 Customers ENERGY & UTILITIES 5.4% Expected CAGR of 5.4% from 2021 to 2028 More than 20% Of communication connections worldwide are projected to incorporate 5G networks by 2028 with strong presence in North America and Europe Key Stats Customers TELECOMS Key Stats 14.8% CAGR Smart Cities Globally Currently, approx . 26% Of global spending on Smart City technology initiatives is in the United States Estimated the Metaverse market will be worth $800 billion By 2024 TECHNOLOGY Customers CONFIDENTIAL

04 Technology

04 TECHNOLOGY DARKPULSE BOTDA DARKPULSE INC. | BRIEFING DOCUMENT 15 DarkPulse’s patented technology senses temperature and strain in the same fiber to a resolution of 10mm BRILLOUIN OPTIAL DOMAIN ANALYSIS (BOTDA) CONFIDENTIAL

CONFIDENTIAL

04 TECHNOLOGY

DARKPULSE BASED BOTDA

"Fiber Radar" – DarkPulse utilizes a single unit VS other's require two.


Incident
Pulse
Strained
Section
Pulsed
Laser
Strain
Information
Las
er
Sensing
Fiber

Frequency and time measurement Glass sensor

NUMERICAL VALIDATION





EXPERIMENTAL VALIDATION





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CONFIDENTIAL

04 TECHNOLOGY

PIPELINE MONITORING USING EREBOS™

OVERVIEW

A pipe experiencing wall thinning was examined using DarkPulse technology. It is shown that the DarkPulse based BOTDA (Brillouin Optical Time-domain Analysis) system using 25 cm spatial resolution can resolve pipeline wall thinning.

APPLICATIONS

A few specific applications that EREBOS™ can be used for with regard to pipeline monitoring are:

- Pipe sag
- Wall thinning
- Corrosion
- Leak detection
- Ground movement
- Intrusion detection


.36
.32
.28
.24
.20
.16
.12
.08
.04
0
0
-.1
-.2
-.1
0
.1

Resolved strain field of the pipe using a dark pulse based BOTDA system with 25 cm resolution. As the pressure in the pipe increases the effect of the pitting is easily resolved using dark pulse technology. Dimensions are in metres

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05 Market

Rapid growth in the advanced civil engineering vertical is expected with push towards smart cities and carbon neutral infrastructure SMART CITIES Factors such as significant demand from environmentalists, green energy transition and birth of Industrial Metaverse. Rising DFOS adoption in the oil & gas sector sensors OIL & GAS SECTOR Sensor capability to work in dynamic environments is another factor propelling market growth CAPABILITIES (DFOS) GLOBAL MARKET SIZE WAS VALUED AT USD $1.44BN IN 2022 AND IS EXPECTED TO EXPAND AT A CAGR OF 6.8% FROM 2023 - 2030 Governments are focusing on preserving their existing infrastructure and developing smart cities – enabled by increased spending on projects via Infrastructure Law and IRA GOVERNMENT SPEND GLOBAL MARKET DRIVERS DARKPULSE INC. | BRIEFING DOCUMENT 19 CONFIDENTIAL

DARKPULSE INC. | COMPANY OVERVIEW 20 REGIONAL MARKETS AT A GLANCE NORTH AMERICA ASIA PACIFIC EUROPE MIDDLE EAST Distributed Fiber Optic Sensor Market is expected to witness market growth of 8.2% CAGR during the forecast period (2021 - 2027). Fiber Optic Sensor Market is expected to witness market growth of 8.6% CAGR during the forecast period (2021 - 2027). Optical Sensor Market is expected to grow at a CAGR of 9.96% by 2026. Distributed Fiber Optic Sensor Market is expected to witness market growth of 8.4% CAGR during the forecast period (2021 - 2027). The distributed fiber optic sensor market size is projected to reach USD 1.5 billion by 2026, at a CAGR of 9.7% CONFIDENTIAL

06 Growth Opportunities

FUTURE GROWTH DARKPULSE INC. | BRIEFING DOCUMENT 22 With Smart Cities and other business segments where a SaaS business model could be adopted to generate long - term predictable earnings Move to BDaaS models Continue to establish our foundational position as the leader in the technology for Smart Cities Becoming Leaders of rapidly emerging sectors Developing new solutions and evolving our technology that will appeal to a variety of sectors and end customers Continued R&D Growth through partnership and joint ventures Further International Growth Vertical integration and platform enhancement Mergers & Acquisitions CONFIDENTIAL

07 Financials

CONFIDENTIAL

2023 FORECAST

RECORD OPERATING RESULTS

Strong 2022 (zero to $9.3M) revenues with focus turned toward sales. Record operating results in the second quarter of 2023 with official product launch to reflect a continuation of the strong global demand for fiber sensors and infrastructure monitoring sales, a trend that started early this year and continues to maintain a significant demand going forward.

CONTINUING STRONG DEMAND

Continuing strong demand in the major markets in North America and Europe drove increased sales at Optilan by more than 118% and the Company's U.S. subsidiaries increased by a combined total of more than 131% from the previous quarter.



% REVENUE BY SECTOR
$46.1M
5%
3%
19%
73%
Infrastructure
Energy
Rail
Utilities



REVENUE BY SERVICE LINE
$12,572M
$814K
$33,667M
Distributed Fiber Optic Sensors
Technology Differientiated Projects
Telecoms & Security Projects



REVENUE BY REGION
8.50%
5.80%
7.50%
78.20%
Americas
UK/Eur
UAE
ROW

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08 Case Studies

CONFIDENTIAL

CASE STUDIES

TRANS ANATOLIAN NATURAL GAS PIPELINE (TANAP)



CLIENT: ABB

SCOPE SUMMARY

Delivery of Pipeline Monitoring System as well as Leak Detection, Buried and Fence Intruder Detection systems

THE REMIT

Design of the Pipeline Monitoring System (PMS)(both onshore and offshore), Leak Detection System, Buried Intruder and Fence Intruder Detection Systems (BIDs/FIDS) for sites along the pipeline. The solutions provided by Optilan would allow TANAP to monitor the entire length of the pipeline for intrusion, leaks and seismic activity, and to detect attempted intrusion at 63 sites along the route

THE SOLUTION

Optilan professionals undertook all systems commissioning and fine-tuning, followed by a Site Acceptance Test, Handover and Operational Support

SHAH DENIZ 2, AZERBAIJAN



CLIENT: BP (SHAH DENIZ)

SCOPE SUMMARY

Integrated offshore/onshore telecommunications and security systems

THE REMIT

Optilan was contracted to deliver integrated offshore and onshore S systems for this first subsea development in the Caspian - one that would represent the starting point for the strategic pipeline network delivering natural gas from the Caspian direct to European markets for the first time

THE SOLUTION

Optilan recognised the strategic importance of the development, not only to BP but also to the Azeri Government as it would facilitate the export of gas to Europe, and formulated a project strategy that reflected these imperative.

SANGACHAL ONSHORE TERMINAL



CLIENT: SANGACHAL TERMINAL

SCOPE SUMMARY

To supply installation testing and commissioning of the above mentioned systems.

THE REMIT

Optilan were nominated to provide FOC splicing and testing services in Azerbaijan for BP Shah Deniz Bravo second stage project. Optilan successfully delivered services, working at Sangachal Onshore Terminal, platforms SDB-QU & Shah Deniz Alpha (SD-A) and on board of SCV Vessel.

THE SOLUTION

The East Azeri project (CCTV) was divided into 4 subsystems East Azeri Offshore CCTV System, Monitoring of the East Azeri Drilling module CCTV System, Onshore monitoring of East Azeri CCTV System, Micro-Pak Flame Monitoring

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CONFIDENTIAL

FEATURED CASE STUDY

INFRASTRUCTURE MONITORING USING EREBOS™

CASE STUDY - HONCUT BRIDGE, SACRAMENTO, CA

DarkPulse entered a pilot project in California to monitor the structural health of bridges and roadbeds with the California Department of Transportation (CALTRANS).

DarkPulse launched its Erebos BOTDA system into a the Honcut bridge construction to monitor temperature changes of concrete in real-time ensuring proper curing has occurred. The system will remain in place where it will monitor the 500m section for stress and strain of the bridge's structures and roadbed using composite rebar with embedded fiber optic cable.

We anticipate installation into additional bridges as the pilot project expands across the State of California.

Systems can be deployed in both new and existing installations. In the example of the Honcut bridge, the team is working on a new install that will be in use alongside existing infrastructure. Should the client wish, the technology can be retrofitted to an install to provide complete safety coverage of the asset.



The team are present across the lifecycle of the install, including the lift phase, to work with the Principal Contractor to protect the install and make sure the pier is installed in the correct orientation to provide the most complete and comparative data across pier pairs and along the length of the bridge structure.

The DarkPulse intelligent infrastructure deployment into the Honcut Bridge includes a section of "Smart Road™" capable of overweight vehicle and speed detection.

Version 2 will include an EV dynamic(while driving) Charging Lane™.


Bridge Span Sensor Cable Routing
TYPICAL SECTION
210'-0"
70
60
50
40
30
0.0
20.0
40.0
60.0
80.0
100.0
120.0
140.0
Measuring length [m]

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DARKPULSE WHITE PAPER PIPELINE MONITORING USING EREBOS ʳ DARKPULSE INC. | BRIEFING DOCUMENT 28 DARKPULSE SOLUTION CASE STUDY - MARSHALL, MICHIGAN In 2010, an oil spill occurred in Marshall, Michigan with a total release of approx. 843,444 gallons of oil. It was a combination of instrumentation and operator error that allowed over 80% of the total pill to occur after the initial rupture. The pipeline was restarted twice, spilling an extra 683,436 gallons of oil, before finally being turned off approximately 17 hours after the first spill. The estimated cost to date to remediate the effects of the spill have totalled approximately $767 million dollars (US). Cracking due to external corrosion was observed by NTSB during their investigation; the outer wall of the pipeline had corroded, likely caused by a wrinkled coating which nullified the cathodic protection for that area of the pipe. Supposing EREBOS Ƞ had been installed on the pipeline as in figure 2 the initial cracking would have caused higher wall stress. The stress would be measured as an increase in the hoop strain of the pipe for the affected segment. This increase in strain would be observable over different operating pressures, and would indicate a weakened section of pipe. The section of pipe can then be repaired by conventional means and a new piece of fibre can be installed at the affected site. Alternatively, if only leak detection is required, a single fibre buried axially to the pipeline can be installed. This fibre can be heated externally (like a hot - wire anemometer), and when a leak occurs a temperature drop would be measured in the fibre. Supposing, however, the initial fatigue of the wall went unnoticed and the fibre was wrapped helically, when the rupture occurred the fibre would have broken, causing a worst case scenario alarm to be triggered (lack of signal). This alarm can only occur when the fibre is broken, and the operators would know instantaneously that the pipeline has ruptured. With EREBOSTM, there would most likely have been no spillage, or as a worst case scenario the extra 683,436 gallons of oil would not have been spilled. The estimated cost of a DarkPulse based EREBOS Ƞ system is minimal when compared to the clean - up costs associated with oil spills. Data gathered around the pipe using a dark pulse based system with 25 cm spatial resolution. Note the periodic increases in strain demonstrating the detection of the pitting EREBOS Ƞ monitoring a pipeline that has been helically wrapped with fibre CONFIDENTIAL

09 Appendices

This document contains “forward - looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “plan”, “se ek” , “appears”, or “believe”. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncer tai nties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events af fecting our industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10 - K and subsequent Form 10 - Qs on file with Secur ities and Exchange Commission. Although the Company believes that the expectations reflected in such forward - looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties ma terialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by fe deral securities laws, the Company undertakes no obligation to publicly update or revise any written or oral forward - looking statements, whether as a resul t of new information, future events, changed circumstances or any other reason after the date of this letter. All subsequent written and oral forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements. SAFE HARBOR STATEMENT DARKPULSE INC. | BRIEFING DOCUMENT 30 This document contains data and references from several sources: • DFOS Market Report by Marqual IT Solutions Pvt. Ltd (KBV Research), June 2021 • 360 Market Updates Newly Published Report • Precedence Research • Grand View Research • S&P Global Commodities Insights • Future Market Insights CONFIDENTIAL

815 Walker Street, Suite 1155 Houston, TX 77002 (+ 1 ) 800 436 - 1436 PHONE www.darkpulse.com doleary@darkpulse.com EMAIL & WEB ADDRESS DARKPULSE CONTACT DETAILS FOLLOW US